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                        American General Finance, Inc.


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of American General Finance, Inc. (the "Company") as filed with the Securities and Exchange Commission on July 30, 2002 (the "Report"), I, Frederick W. Geissinger, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /s/ Frederick W. Geissinger
                                      -----------------------------------------
                                      Frederick W. Geissinger
                                      Chairman, Chief Executive Officer and
                                      President


Date:  August 14, 2002